Fees Summary	Nov. 12, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 8,967.60
Total Fee Amount	8,967.60
Total Transaction Valuation	58,573,493.01
Total Offset Amount	0.00
Net Fee	$ 0.00